Exhibit 99.1

Cambrex to be Acquired by the Permira Funds for $60.00 per Share in Cash

East Rutherford, NJ – August 7, 2019 – Cambrex Corporation (NYSE: CBM), the leading small molecule company providing drug substance, drug product and analytical services across the entire drug lifecycle, announced today that it has signed a definitive agreement to be acquired by an affiliate of the Permira funds in a transaction valued at approximately $2.4 billion, including Cambrex’s net debt. Under the terms of the merger agreement, Cambrex shareholders will receive $60.00 in cash for each share of Cambrex common stock, which represents a 47.1% premium to the August 7 closing stock price and a 37.3% premium to the 60-day volume weighted average closing price leading up to this announcement.

Cambrex has grown to become the premier contract development and manufacturing organization in the small molecule space over the last several years. The recent acquisitions of Halo Pharma in 2018 and Avista Pharma Solutions in 2019 added drug product manufacturing and a full range of early stage and analytical testing services to the company’s leading position in drug substance manufacturing, allowing Cambrex to broaden customer relationships over the full product lifecycle, from pre-clinical through commercial.

“We are excited to announce this transaction with Permira, a global private equity firm that has made significant investments in the pharma services space. This agreement is a strong endorsement of our strategy and represents significant value for our shareholders,” commented Steve Klosk, President and CEO of Cambrex. “Cambrex will continue to invest aggressively in our commitment to our global customer base, where we are constantly looking at ways to provide the broadest possible range of world class services.”

“We are very excited to back Cambrex in its next phase of growth,” said Henry Minello, Principal in the Global Healthcare Group of Permira. “Over many years, Cambrex has built a leading position with best-in-class capabilities and facilities, backed by an excellent reputation for quality and technical expertise. We look forward to partnering with Cambrex’s talented management and employees to support the growth of its integrated services offering.”

Completion of the transaction is subject to customary closing conditions, including receipt of approval by Cambrex’s shareholders and customary regulatory approvals. Closing is expected to occur during the fourth quarter of 2019.

The transaction will be financed through a combination of debt and equity financing.

Under the terms of the agreement, Cambrex may actively solicit acquisition proposals from third parties during a 45-day “go-shop” period starting from the date of the agreement (which period may be extended under certain circumstances for an additional 15 days), and subject to customary requirements included in the agreement, enter into or recommend a transaction with a person or group that makes a superior proposal. There can be no assurance that this process will result in a superior proposal. Cambrex does not intend to disclose developments during this process unless and until the Board makes a decision with respect to any superior proposal it may receive.

Morgan Stanley & Co. LLC is acting as exclusive financial advisor and Kirkland & Ellis, LLP is serving as legal advisor to Cambrex. RBC Capital Markets is acting as exclusive financial advisor and provided committed debt financing to the Permira funds and Skadden, Arps, Slate, Meagher & Flom, LLP is serving as legal advisor to the Permira funds.

About Cambrex

Cambrex is the leading small molecule company that provides drug substance, drug product and analytical services across the entire drug lifecycle. The company provides customers with an end-to-end partnership for the research, development and manufacture of small molecule therapeutics. With over 35 years’ experience and a growing team of over 2,000 experts servicing global clients from sites in North America and Europe, Cambrex is a trusted partner in branded and generic markets for API and dosage form development and manufacturing.

Cambrex offers a range of specialist drug substance technologies and capabilities including biocatalysis, continuous flow, controlled substances, solid state science, material characterization and highly potent APIs. In addition, Cambrex can support conventional dosage forms including oral solids, semi-solids and liquids and has the expertise to manufacture specialist dosage forms such as modified-release, fixed dose combination, pediatric, bi-layer tablets, stick packs, topicals, controlled substances, sterile and non-sterile ointments.

For more information, please visit www.cambrex.com

About Permira

Permira is a global investment firm. Founded in 1985, the firm advises funds with a total committed capital of approximately US$48bn (€41.5bn) and makes long-term investments, including majority control investments as well as strategic minority investments, in companies with the objective of transforming their performance and driving sustainable growth. The Permira funds have made over 250 private equity investments in five key sectors: Technology, Consumer, Financial Services, Industrial Tech and Services, and Healthcare. Permira employs over 250 people in 14 offices across Europe, North America, and Asia.

Cambrex Contact:

Stephanie LaFiura

Investor Relations

Tel: 201-804-3037

Email: stephanie.lafiura@cambrex.com

Permira Contact:

Helena Rowe

Head of Marketing

helena.rowe@permira.com

Brooke Gordon / Julie Rudnick

Permira-SVC@SARDVERB.com

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction between the Company and Permira, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the fact that they use words such as “may,” “will,” “could,” “should,” “would,” “expect,” “anticipate,” “intend,” “estimate,” “believe” or similar expressions. Any forward-looking statements contained herein are based on current plans and expectations and involve risks and uncertainties that could cause actual outcomes and results to differ materially from current expectations. These forward-looking statements are subject to risks and uncertainties, and actual results might differ materially from those discussed in, or implied by, the forward-looking statements. Such forward-looking statements may include, but are not limited to, statements about the anticipated benefits of the merger, including future financial and operating results, expected synergies and cost savings related to the merger, the plans, objectives, expectations and intentions of the Company, Permira and the combined company, the expected timing of the completion of the merger, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of the Company or Permira, as applicable, and are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Neither the Company nor Permira, nor any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger Agreement, the risk that the Company’s stockholders may not adopt the merger Agreement, the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, risks that any of the closing conditions to the merger may not be satisfied or waived in a timely manner, risks related to disruption of management time from ongoing business operations due to the merger, the effect of the announcement of the merger on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with its suppliers and other business partners, and on their operating results and businesses generally, the risk that potential litigation in connection with the merger may affect the timing or occurrence of the merger or result in significant costs of defense, indemnification and liability and transaction costs.

The forward-looking statements are based on the beliefs and assumptions of Company management and the information available to Company management as of the date of this report. The Company cautions investors not to place undue reliance on expectations regarding future results, levels of activity, performance, achievements or other forward-looking statements. The information contained in this document is provided by the Company as of the date hereof, and, unless required by law, the Company does not undertake and specifically disclaims any obligation to update these forward-looking statements contained in this document as a result of new information, future events or otherwise.

Discussions of additional risks and uncertainties are and will be contained in the Company’s filings with the SEC, including the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. You can obtain copies of the Company’s filings with the SEC for free at the SEC’s website (www.sec.gov).

Certain Information Regarding Participants

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 13, 2019, and in its proxy statement for the 2019 Annual Meeting, which was filed with the SEC on March 12, 2019. To the extent holdings of Company securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents will be available free of charge from the sources indicated below.

Important Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC a proxy statement with respect to a special meeting of the Company’s stockholders to approve the transaction. The definitive proxy statement will be mailed to the stockholders of the Company. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION.

Investors and security holders will be able to obtain these materials, when they are available, and other relevant documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the proxy statement, when they become available, may be obtained free of charge by accessing the Company’s website at www.cambrex.com or by contacting the Company’s investor relations department by email at stephanie.lafiura@cambrex.com.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.